UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

Paxar Corporation
(Exact name of registrant as specified in its charter)

New York	1-9493	13-5670050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Corporate Park Drive
White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 697-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 23, 2007, Paxar Corporation and Avery Dennison Corporation issued a joint press release announcing that the Federal Trade Commission and the Antitrust Division of the Department of Justice granted early termination of the waiting period applicable to their proposed merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A copy of the joint press release of Paxar and Avery Dennison is filed as Exhibit 99.1 hereto and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the text of such press release.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description

99.1	Joint Press Release issued by Paxar and Avery Dennison on April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAXAR CORPORATION (Registrant)

Date: April 23, 2007	By:	/s/ Robert S. Stone
Robert S. Stone
Vice President, General Counsel and Secretary